Rule 497(e)
File Nos. 333-144503
and 811-22091

Executive Benefit VUL II – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
offered by Great-West Life & Annuity Insurance Company of New York
in connection with its COLI VUL-2 Series Account

Supplement dated July 17, 2014 to the
May 1, 2014 Prospectus

Please note the following changes to your Prospectus.

The following sentence is added to the end of the Fixed Account paragraph in the Summary of the Policy and Its Benefits section of the Prospectus:

“The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account, and such limits are subject to change at the sole discretion of the Company.”

The following sentence is added to the end of the first paragraph in the Fixed Account section of the Prospectus:

“The Policy gives the Company the right to impose limits on the amount each Owner can invest in the Fixed Account, and such limits are subject to change at the sole discretion of the Company.”

In addition, the Fixed Account Transfers paragraph contained in the Policy Limitations section of the Prospectus is deleted in its entirety and replaced with the following:

“Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. If the Company has imposed a limit on the amount that can be allocated to the Fixed Account, then your Transfer will be rejected if it would cause the value of the Fixed Account to exceed such limit. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2014.
Please keep this Supplement for future reference.